Exhibit 99.2

Powerfleet Announces Strategic Acquisition of Fleet Complete

Expected to Create Industry Powerhouse with Total Revenue Anticipated to Exceed $400 Million Including $300+ Million of Recurring High Margin SaaS Revenue

Highly Accretive with $200 Million Transaction Value Representing 8x Pre-Synergy and 5x Post-Synergy Adjusted EBITDA

Acquisition Strengthens Powerfleet’s North American Presence, Fuels Top-Line Growth in Europe and Australia, and Extends Go-to-Market Reach through Scaled Indirect Channel

Transaction Accelerates Powerfleet’s Momentum towards Achieving Long-Term 20%+ Organic Revenue Growth and Rule of 40 Performance

Creates Highly Effective Combined Global Entity with over 2.6 Million Combined Subscribers and 2,500 Employees with Dedicated Teams to Support Customers across 6 Continents

Transaction Expected to Close on October 1, 2024

Leadership Teams to Host Joint Q&A Call with Analysts and Investors Today, September 18, 2024 at 10:30 am ET

WOODCLIFF LAKE, NJ – September 18, 2024 – Powerfleet, Inc. (Nasdaq: AIOT), a leading provider of AIoT SaaS solutions for the mobile asset industry, today announced it has entered into a definitive agreement providing for the strategic acquisition of Fleet Complete, a prominent player in connected vehicle technology and fleet management. With 2.6 million total combined subscribers and forecasted combined revenue of over $400 million, the acquisition is expected to solidify Powerfleet’s position as a true global leader in the rapidly expanding AIoT market, driving toward “Rule of 40” SaaS financial performance in the medium term.

Fleet Complete is a leading provider of essential fleet, asset, and mobile workforce management solutions across North America, Australia, and Europe. More than half of Fleet Complete’s revenue is generated through strong distribution partnerships with major international telecommunications providers and market-leading OEMs.

STRATEGIC RATIONALE

Compelling benefits expected from the transaction:

●	Market Leadership: The addition of Fleet Complete strengthens Powerfleet’s strategic position as a leader in the AIoT SaaS market, with a combined subscriber base of 2.6 million. The increased scale solidifies Powerfleet’s enhanced competitive position relative to the other largest players in the industry as the only market leader offering a full suite of seamless over-the-road and in-warehouse solutions.

●	Geographic Expansion and GTM Diversification: The acquisition strengthens Powerfleet’s North American presence and fuels top-line growth in key international markets, including Europe and Australia. The integration of Fleet Complete’s high-velocity mid-market business with Powerfleet’s enterprise operations creates a balanced and resilient business model across regions, reducing risk and enhancing growth potential.

●	Unity and AI Innovation: The acquisition significantly enhances the scale of Unity’s data ingestion, integration capabilities, and cross-sell/upsell potential with the addition of 600,000 new subscribers. Fleet Complete’s AI-powered video solution, FC Vision, also expands Unity’s AI-driven offerings, particularly in the camera space, further advancing Powerfleet’s leadership in AI innovation and accelerating time-to-market for new solutions.

●	Robust Indirect Channel: The acquisition opens significant cross-selling opportunities through Fleet Complete’s well-established indirect channel relationships, especially with major US and Canadian telecommunication carriers, offering considerable growth potential.

●	Enhanced Shareholder Value: Highly accretive transaction, valued at 8 times pre-synergy and 5 times post-synergy adjusted EBITDA, with improved geographical revenue mix and multiple avenues for accelerated topline growth driving toward “Rule of 40” SaaS financial performance in the medium term.

MANAGEMENT COMMENTARY

“The agreement to acquire Fleet Complete is a transformative milestone for Powerfleet and is expected to significantly enhance our revenue quality and bolster our EBITDA by increasing our scale and operating presence across North America and Europe. It will also extend significantly our go-to-market reach through established channel partnerships with some of the world’s largest telecommunications providers,” said Steve Towe, CEO of Powerfleet. “Additionally, it will support the strength of our revenue streams by integrating Fleet Complete’s high-velocity mid-market business with our enterprise base; and expand the reach of our unique Unity data highway and innovative in-warehouse solutions across the Fleet Complete established subscriber base, creating powerful cross- and up-sell opportunities with existing customers and a compelling value proposition for new customers.”

“The disruptive and differentiated intent of Powerfleet’s Unity strategy was a key factor in our decision to join forces,” said Tony Lourakis, Fleet Complete’s Chief Executive Officer. “Unity’s device-agnostic capabilities, expanding suite of prepackaged third-party system integrations, and advanced AI align seamlessly with the long-term vision for our state-of-the-art FC Hub platform. The business combination will allow us to deliver deeper insights and enhanced solutions to customers. By leveraging Unity’s powerful technology and Powerfleet’s full technology portfolio, we can accelerate innovation across our offerings and provide even greater value to our combined customer base.”

ACQUISITION SUMMARY AND TIMING

●	Total transaction value of $200 million
●	Adds significant scale and market reach in the strategically important North American, European and Australian markets
●	Incorporating Fleet Complete’s annual recurring revenue and EBITDA Guidance of $105 Million and $25 million, respectively, combined business is projected to generate revenue of $405 million, including $300+ million in high-margin recurring SaaS revenue, and $85 million in adjusted EBITDA for the fiscal year ending March 31, 2025 (pro forma for an April 1, 2024, transaction date)
●	The Company expects to secure an additional $15 million in EBITDA from revenue and cost synergies within two years of close
●	Transaction is subject to customary closing conditions and is expected to close on October 1, 2024

TRANSACTION TERMS AND FINANCING

The company will finance the consideration paid to Fleet Complete shareholders through:

●	$125 million from a senior secured term loan facility provided by the company’s existing lender, Rand Merchant Bank (a division of FirstRand Bank Limited)
●	$70 million raised through a private placement of the company’s common stock to a combination of existing and new shareholders
●	$15 million of the company’s common stock to be issued to an affiliate of Ontario Teachers’ Pension Plan Board, an existing shareholder of Fleet Complete, on the same terms provided to the investors in the private placement

The closing of the debt and equity financings is subject to customary closing conditions and is expected to occur concurrently with the closing of the acquisition.

ANALYST AND INVESTOR Q&A CALL TO BE HELD SEPTEMBER 18, 2024 AT 10:30am ET

Powerfleet and Fleet Complete management will host a joint conference call with analysts and investors to discuss the transaction today at 10:30 a.m. Eastern Time (7:30 a.m. Pacific time). Management will make brief prepared remarks followed by a question-and-answer session.

Date: Wednesday, September 18, 2024
Time: 10:30 a.m. Eastern time (7:30 a.m. Pacific time)
Toll Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 665475

The conference call will be broadcast simultaneously and available for replay here and via the investor section of the company’s website at ir.powerfleet.com.

Powerfleet plans to hold a fireside chat on or about October 2, 2024 to more fully discuss the transaction and its rationale and expected benefits upon its close. Details for this call will be communicated in advance of the call.

Additionally, Powerfleet and Fleet Complete plan to hold a joint Investor Day on Thursday, November 21, 2024 on location in New York City as well as virtually. Details will be communicated shortly.

TRANSACTION ADVISORS

William Blair & Company L.L.C. is acting as lead financial advisor to Powerfleet on the acquisition. Rand Merchant Bank is acting as South African advisor to Powerfleet. William Blair & Company L.L.C. and Craig Hallum Capital Group L.L.C. are acting as co-lead placement agents on the PIPE offering. Roth Capital Partners, L.L.C. Barrington Research Associates Inc. and FirstRand Bank Limited are serving as co-placement agents on the PIPE offering. Olshan Frome Wolosky LLP and Aird & Berlis LLP are acting as legal advisors to Powerfleet.

Centerview Partners LLC and Barclays are serving as financial advisors to Fleet Complete. Torys LLP is acting as legal advisor to the co-controlling shareholders of Fleet Complete.

NON-GAAP FINANCIAL MEASURES

This press release contains certain non-GAAP measures of financial performance. These non-GAAP measures include EBITDA and adjusted EBITDA. Reference to these non-GAAP measures are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s expected financial performance. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to their corresponding GAAP measures as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Powerfleet is not providing a reconciliation for non-GAAP adjusted EBITDA and EBITDA to net income (loss) for the forecasted numbers presented herein because it cannot, without unreasonable effort, predict the special items that could arise, and Powerfleet is unable to address the probable significance of the unavailable information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the acquisition of Fleet Complete, the satisfaction of the closing conditions to the acquisition of Fleet Complete and the timing of the completion of such acquisition. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the completion of the acquisition of Fleet Complete in the anticipated timeframe or at all; (ii) the satisfaction of the closing conditions to the acquisition of Fleet Complete; (iii) the ability to realize the anticipated benefits of the acquisition of Fleet Complete; (iv) the ability to successfully integrate the businesses; (v) disruption from the acquisition of Fleet Complete making it more difficult to maintain business and operational relationships; (vi) the negative effects of the announcement of the acquisition of Fleet Complete or the consummation of the acquisition of Fleet Complete on the market price of Powerfleet’s securities; (vii) significant transaction costs and unknown liabilities; (viii) litigation or regulatory actions related to the acquisition of Fleet Complete; and (ix) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts
Jody Burfening and Carolyn Capaccio
LHA Investor Relations
AIOTIRTeam@lhai.com

Powerfleet Media Contact
Jonathan Bates
jonathan.bates@powerfleet.com
+44 7921 242 892